UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 April 24, 2009
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

           Nevada                    000-52319                  20-5086877
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  (State or other jurisdiction   (Commission File No.)         (IRS Employer
  of incorporation)                                          Identification No.)


               701 South Taylor, Suite 440, Amarillo, Texas 79101
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               (Address of principal executive offices) (Zip Code)


                                 (806) 373-7111
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01         Completion of Acquisitions or Dispositions of Assets

         On April 15, 2009, the Company's Board of Directors approved an agreement for the acquisition of certain mineral leases in Texas, in consideration of the payment of 5,603,577 shares of restricted common stock of the Company following the effective date of a reverse stock split by the Company.

         The acquisition consisted of undeveloped mineral leases in Parker and Jack Counties, Texas. The assets were acquired from ROYALCO Oil & Gas Corporation, a privately held company controlled by Robert Royal, CEO, and Director and Todd R. Royal, President, Secretary and Director of the Company. The value of the properties acquired was based upon the discounted value of the proved undeveloped reserves done by a third party and the trading price of the Company's shares. The Board of Directors approved the above transaction April 15, 2009, at a Special Director's Meeting and the agreement is attached as an exhibit to this filing.

Item 8.01         Other Events

         On April 15, 2009, the Company's Board of Directors approved a 60 for 1 reverse stock split of the issued and outstanding shares, to be effective at the beginning of trading May 4, 2009. There was no change to the authorized shares and no shareholder approval is required nor is an amendment to the Company's Articles of Incorporation required under Nevada law.

Item 9.01.        Financial Statements and Exhibits.

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Not applicable.
         (d)  Exhibits

Exhibit No.                Description
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10.9              Exchange Agreement By and Between Exterra Energy Inc. and
                  ROYALCO Oil & Gas Corporation Dated April 15, 2009.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     EXTERRA ENERGY INC.

                                                     /s/ Robert Royal
                                                     ROBERT ROYAL
                                                     Chief Executive Officer

                                                     Dated: April 24, 2009